                              ARMOR HOLDINGS, INC.
                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                             ANY AND ALL OUTSTANDING
                    8 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                               IN EXCHANGE FOR NEW
                    8 1/4% SENIOR SUBORDINATED NOTES DUE 2013


                  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding
8 1/4% Senior Subordinated Notes due 2013 (the "Old Notes") of Armor Holdings, Inc., a Delaware corporation (the "Company"), who wish to tender their Old Notes for an equal principal amount of new 8 1/4% Senior Subordinated Notes due 2013 (the "New Notes") of the same maturity that have been registered under the Securities Act of 1933, as amended (the "Securities Act") if (i) the Old Notes, a duly completed and executed letter of transmittal (the "Letter of Transmittal") and all other required documents cannot be delivered to Wachovia Bank, National Association (the "Exchange Agent") prior to 5:00 P.M., New York
City time, on        , 2004, or such later date and time to which the exchange
offer may be extended (the "Expiration Date") or (ii) the procedures for delivery of the Old Notes being tendered by book-entry transfer, together with a duly completed and executed Letter of Transmittal, cannot be completed on or prior to 5:00 P.M., New York City time, on the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering" and " -- Guaranteed Delivery Procedures" in the Prospectus. The Company has the right to reject a tender of Old Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Old Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer in the manner set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for The Exchange Offer Is:

                       WACHOVIA BANK, NATIONAL ASSOCATION


By Registered or Certified Mail        Facsimile Transmissions:   By Hand Or Overnight Delivery

                          (Eligible Institutions Only)

Wachovia Bank, National Association         --------------         Wachovia Bank, National Association
  Corporate Trust Operations                                           Corporate Trust Operations
   1525 West W.T. Harris Boulevard                                      1525 West W.T. Harris Boulevard
   Charlotte, North Carolina 28288                                   Charlotte, North Carolina 28262
          Attn: Marsha Rice                                                 Attn: Marsha Rice


                              Confirm By Telephone:

                              ---------------------

                              For Information Call:


                       Wachovia Bank, National Association
                           Corporate Trust Operations
                         1525 West W.T. Harris Boulevard
                         Charlotte, North Carolina 28288
                               Attn.: Marsha Rice
                           Telephone # (704) 490-7413
                              Fax # (704) 590-7628

                             ----------------------


                  Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

                  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

                  The undersigned hereby tenders to the Company, upon the terms
and subject to the conditions set forth in Prospectus dated             , 2004
(as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of





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

Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal.







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

                       DESCRIPTION OF SECURITIES TENDERED



                                                                              Aggregate
  Name and Address of          Certificate                                    Principal
Registered Holder as it      Number(s) of Old                                   Amount               Principal
   Appears on the Old           Old Notes          Maturity of Old          Represented by           Amount Old
  Notes (Please Print)          Tendered            Notes Tendered              Old Notes          Notes Tendered*

--------------------      ---------------------  ---------------------   ---------------------  ---------------------

---------------------     ---------------------  ---------------------   ---------------------  ---------------------

---------------------     ---------------------  ---------------------   ---------------------  ---------------------

---------------------     ---------------------  ---------------------   ---------------------  ---------------------

---------------------     ---------------------  ---------------------   ---------------------  ---------------------

*Must be tendered only in integral multiples of $1,000.

If the Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:  _________________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE


X_______________________                    Date:____________________, 2004

X_______________________                    Date:____________________, 2004
Signature(s) of Owner(s) or
Authorized Signatory

Area Code and Telephone Number:_______________________

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates of the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):          ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------

Capacity:         ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------

Address(es):      ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------
                  ----------------------------------------------------




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


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


                  The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution, " including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either
(a) the Old Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC") maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

                  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:____________________________       ______________________________
                                                     (Authorized Signature)

Address: ____________________________             Title:________________________

___________________________________               Name:_________________________
         (zip code)                                      (Please type or print)

Area Code and
Telephone Number: _______________________         Date:_________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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